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T. Rowe Price New Horizons Fund, Inc.

   T. Rowe Price New Horizons Fund

 Supplement to prospectus dated May 1, 2002
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 As of May 2, 2002, the New Horizons Fund will resume offering shares to new investors. The fund was closed after June 18, 1996, to preserve its ability to invest in a limited universe of quality small-cap growth companies. Given changed market conditions, the Adviser and Fund Directors concluded it was in the shareholders' interests to open the fund to new investments.
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 The date of this supplement is May 2, 2002.
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 F42-041   5/2/02